Exhibit 99.1

SERVICES AGREEMENT

This AGREEMENT is dated 18th May 2009 and made

BETWEEN :

1.         Melco Services Limited, a company incorporated in the British Virgin Islands with registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands and correspondence address at 38th Floor, The Centrium, 60 Wyndham Street, Central, Hong Kong (the “Company”); and

2.         Elixir Gaming Technologies, Inc, a company incorporated in the United States with registered office at 6650 Via Austi Parkway Suite 170, Las Vegas, Nevada 89119, the United States and with its principal business address at Unit 2B, 29th Floor The Centrium, 60 Wyndham Street, Central, Hong Kong and listed on the NYSE Amex  (as hereinafter defined) (the “Recipient” or “EGT”).

(collectively the “Parties” and individually the “Party”)

WHEREAS : -

(A)          The Company is a wholly-owned subsidiary of Melco International Development Limited (“MIDL”), a company listed on the Stock Exchange (as hereinafter defined) and an indirect shareholder of the Recipient.

(B)           The Recipient has agreed to appoint the Company and the Company has agreed to provide to the Recipient together with its subsidiaries (collectively the “Group”) the Services regarding internal audit functions on the terms and conditions set out herein.

NOW IT IS HEREBY AGREED as follows:

1.             DEFINITIONS

1.1.          In this Agreement, the following words and expressions shall, except so far as the context otherwise requires, have the following meanings:

“Business Day”	means a day on which banks are open for general banking transactions in Hong Kong (excluding Saturdays, Sundays and public holidays).

“Company’s Personnel”	means the employee(s) of the Company.

“Effective Date”	means the date of this Agreement.

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“Hong Kong”	means the Hong Kong Special Administrative Region of the People’s Republic of China.

“Initial Period”	means the period commencing from the Effective Date to 31 March 2010.

“Listing Rules”	means the Rules Governing the Listing of Securities on the Stock Exchange.

“NYSE Amex”	means New York Stock Exchange.

“Securities Act”	means the Securities Act of 1933, and the Securities Exchange Act of 1934 under the U.S. Securities and Exchange Commission.

“SOX”	means Section 404 of Sarbanes-Oxley Act of 2002.

“Services”	means the services described in Schedule B.

“Services Fee”	means the services fee referred to in Clause 6 and Schedule A.

“Services Period”	means the Initial Period and any subsequent period as extended by the renewal of this Agreement pursuant to Clause 8.1.

“Stock Exchange”	means The Stock Exchange of Hong Kong Limited.

“HK$”	means Hong Kong dollars, the lawful currency of Hong Kong.

1.2           A reference to a clause or schedule is to a Clause of or Schedule to this Agreement.

1.3           The headings to Clauses and Schedules are inserted for convenience only and shall not affect the construction of this Agreement.

1.4           Words importing the singular number shall include the plural and vice versa.

2.             APPOINTMENT

2.1           The Recipient hereby appoints the Company to provide the Services to the Group for the Services Period on the terms set out herein and the Company hereby accepts the appointment and agrees during the Services Period, to render its non-exclusive services to the Group and to assume the obligations herein set forth for the remuneration herein provided.

2.2           This Agreement shall take effect as from the Effective Date, subject to and conditional upon the fulfillment of the following conditions precedent:

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(a)   the due execution of this Agreement by the Parties; and

(b)   if applicable, the board of directors and/or shareholders approval of the Recipient and/or MIDL approving the terms of this Agreement and the transactions contemplated hereunder having been obtained in accordance with the requirements of the Listing Rules and/or the Securities Acts.

3.             SCOPE OF SERVICES AND RESPONSIBILITIES OF THE PARTIES

3.1           During the Services Period and subject to the terms hereof, the Company shall procure the Company’s Personnel to provide to the Group the Services as more particularly described in Schedule B hereof.

3.2           In relation to the provision of the Services, the Company shall be responsible for the salaries and other remuneration payments for engaging the Company’s Personnel. In addition, the Company must ensure the Company’s Personnel are competent and experienced in the type of work they are undertaking and possess the necessary qualifications for the purposes of or incidental to the execution of the Services.

3.3           Without prejudice to the generality of the foregoing provision in Clause 3.2, the Company shall take all reasonable steps to ensure that when performing the Services, the Company’s Personnel will:

(a)   comply with the provisions of all applicable laws, rules and regulations;

(b)   comply with the provisions of this Agreement, in particular, the confidentiality provisions under Clause 9 below; and

(c)   perform their duties with due care, skill and diligence.

3.4           For the purposes of enabling the Company and/or the Company’s Personnel to provide the Services or any part thereof,  the Recipient shall at its expense assist the Company and/or the Company’s Personnel in all aspects reasonably required by the Company and/or the relevant Company’s Personnel including (but without limitation to) assistance so as to:-

(a)           ensure the Company and/or the relevant Company’s Personnel at all reasonable times have full and safe access to the business premises of the Group and, if applicable, the relevant computer facilities of the Group; and

(b)           ensure the Company and/or the relevant Company’s Personnel are given, if applicable, such information, books and records, facilities, services and accessories as the Company and/or the relevant Company’s Personnel may reasonably require.

3.5           Before the Company and/or the relevant Company’s Personnel perform any Services hereunder, the Recipient shall be responsible for taking, and

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procuring the Group to take, all necessary measures against any loss of information or any other relevant computer programs or equipment including but not limited to, the carrying out of data or information backup and neither the Company nor any of the Company’s Personnel shall be held liable for any such loss.

4.             THIRD PARTY SERVICES PROVIDERS AND PROFESSIONALS

4.1           In case during the performance of the Services, it is revealed that any other services or purchases which are beyond the scope of the Services but are incidental to or related to the performance of the Services or any part thereof are reasonably required, the Company shall forthwith notify the Recipient of the said requirements and shall recommend to the Recipient for obtaining such services or making such purchases, as the case may be, from other third party services providers and/or suppliers. Upon receipt of such recommendation by the Company, the Recipient shall consider the same in good faith and shall follow such recommendation reasonably by engaging the relevant third party services providers and/or suppliers within a reasonable period of time provided that any such third party services providers and/or suppliers shall be deemed as contractors directly responsible to the Recipient and any costs and expenses for obtaining such third party services and/or such purchases shall be borne by the Recipient.

4.2           It is acknowledged by the Parties that during the course of providing the Services, the Company may, if the circumstances so reasonably require, seek opinion or advice or any information from any external financial advisors, lawyers, valuers, auctioneers or other experts or professionals provided that before engaging such third party professionals, the Company must obtain prior approval from the Recipient (such approval shall not be unreasonably withheld or delayed). Subject to the approval of the Recipient, all such third party professionals shall be deemed engaged by the Company for and on behalf of the Recipient and the costs and expenses for engaging such third party professionals shall be borne and reimbursed by the Recipient. Upon receipt of any opinion, advice or information from such third party professionals, the Company shall forthwith circulate a copy of the same to the Recipient and notwithstanding anything to the contrary contained herein, the Company and/or the Company’s Personnel shall not be held liable for any loss or damages occasioned or incurred by the Group as a result of the Company and/or the relevant Company’s Personnel so acting in accordance with such opinion, advice or information save and except for fraud, willful default or gross negligence on the part of the Company and/or the Company’s Personnel.

5.             LIABILITY

5.1           In no event shall the Company, its director and/or the Company’s Personnel, be liable for any indirect or consequential loss, damage, cost or expense of any kind whatever and however caused whether arising under contract, tort (including negligence) or statute, being loss of production, loss of or corruption to data, loss of profits or contracts, loss of operation time and/ or loss of goodwill or anticipated savings, suffered or incurred by the Group arising from performance or non-performance of the Services hereunder.

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5.2            Subject to Clause 5.1 above, the Company’s entire aggregate liability to the Group or any member thereof relating to or in connection with this Agreement, regardless of the form of action, whether in contract or tort (including, in each case, negligence) strict liability or otherwise shall not exceed the amount paid by the Recipient (but excluding any reimbursement of expenses) to the Company under this Agreement.

5.3           Nothing in this Agreement shall exclude or limit liability for death or personal injury resulting from the negligence of any of the parties or its employees while acting in the course of their employment.

6.             REMUNERATION

6.1           In consideration of the Services rendered by the Company (via the Company’s Personnel) hereunder, the Recipient shall pay to the Company, the quarterly fee specified in Schedule A hereof (the “Services Fee”). The Parties acknowledge that the Services Fee is calculated on a fair and equitable basis with reference to the estimated amount of time used by the Company’s Personnel in providing the Services and the Company’s estimated costs in relation to the Company’s Personnel including without limitation staff payroll, rental expense, overheads and disbursements. The Services Fee shall be paid every three months by the Recipient to the Company for Services rendered in the preceding quarter (provided that the first payment shall only cover the period from the Effective Date to 30 June 2009 on a pro-rata basis) by cheque issued in favour of the Company or such other means as may be agreed by the Parties within 15 Business Days upon receipt of the relevant invoice by the Company. The Company shall issue the relevant invoice every three months on or after the last calendar date of March, June, September and December during the Services Period.

6.2           For the avoidance of doubt, the following costs and expenses are excluded from the Services Fee and shall be separately borne and paid by the Recipient:

(a)   the costs and expenses for obtaining any services or making any purchases, as the case may be, from other third party services providers and/or suppliers in accordance with Clause 4.1;

(b)   the costs and expenses for engaging any third party professionals in accordance with Clause 4.2; and

(c)   the costs and expenses for any out-of-office jobs and the overseas business trips undertaken by the relevant Company’s Personnel for performance of the Services in accordance with Clause 7 below.

7.             OVERSEAS BUSINESS TRIPS

7.1           In case the Services or any part thereof are required to be performed by the Company’s Personnel outside Hong Kong, on top of the Services Fee, the Recipient shall reimburse to the Company all out-of-pocket expenses incurred

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by the Company during any overseas business trips solely for the provision of the Services hereunder (provided that such business trips are approved by the Recipient in advance (such approval not to be unreasonably withheld or delayed) and provided further that the same fares and charges are not being paid or undertaken to be paid by the Recipient in advance or otherwise) against invoices submitted by the Company.

8.             TERMINATION

8.1           This Agreement shall be automatically renewed for additional one year terms upon expiry of the Initial Period and, thereafter, the relevant annual period (subject to any request for adjustment of Services Fee for the renewed period by the Company and the agreement thereto by the Parties).  Notwithstanding this, either Party shall have the right to serve to the other Party a non-renewal notice in writing at any time before expiry of the relevant annual period.

8.2           Either Party shall have the right to terminate this Agreement :

(a)           forthwith by notice in writing to the other Party in the event that the other Party is in breach of any of the terms herein, which in the case of a breach capable of remedy, shall not have been remedied by the defaulting Party within 30 days of receipt by it of notice from the aggrieved Party specifying the breach and requiring its remedy; or

(b)           at any time by at least 90 days prior written notice to the other Party without the requirement of providing any reason for the termination.

8.3           Any termination or expiration of this Agreement shall be without prejudice to any rights or liabilities of either Party to the other Party accrued at the date of termination or expiration or in respect of any breach of the other Party of any conditions herein contained or any amount owing, due or payable under this Agreement.

8.4           Any terms or conditions of this Agreement which are capable of having effect after the termination or expiration of this Agreement shall remain in full force and effect following the termination or expiration of this Agreement.

9.             CONFIDENTIALITY

9.1           The Parties acknowledge and agree that:

(a)       certain information to which the Parties will have access or which will be created as a direct result of the provision of the Services is confidential.  This information includes, but is not limited to, information relating to each Party’s operations, business, customers, trade secrets, processes, methods, plans, programmes, systems, appliances, intellectual property, apparatus, investigations and strategies, and any documents or other material or information which either Party

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obtains or develops during the Services Period (“Confidential Information”); and

(b)       each Party is the absolute owner of their own respective Confidential Information.

9.2           Each Party must hold the other Party’s Confidential Information on trust and use the Confidential Information only for the purposes contemplated in this Agreement. The Parties must not use, adopt, employ or be party to the use, adoption or employment of or disclose any Confidential Information to any third party (unless required by the applicable law or the Listing Rules or the Securities Acts or to officers, employees or professional advisers of the respective Party who need to know it), except in the course of providing the Services or with the other Party’s prior written consent.

9.3           In case this Agreement is terminated pursuant to Clause 8.2, each Party must deliver up to the other Party all materials comprising, embodying, including or otherwise relating to the Confidential Information of the other Party.

9.4           The provisions of this Clause 9 do not apply in respect of any information or thing:

(a)       which is public knowledge or in the public domain; or

(b)       knowledge of which was rightfully known to or in the possession or control of the receiving Party and not subject to an obligation of confidentiality on the receiving Party.

9.5           The provisions of this Clause 9 shall survive any expiration or termination of this Agreement.

10.          INTELLECTUAL PROPERTY RIGHTS

10.1         The Parties acknowledge and agree that all proprietary rights (registered or unregistered) including, but not limited to, any intellectual or industrial property rights, whether now existing or coming into existence in the future, in connection with or related in any way to this Agreement as amended or varied from time to time including, but not limited to, copyright, trademarks, character names, business names and similar industrial and intellectual property, will remain vested in their entirety in the Party that created the applicable intellectual property on creation.

10.2         For the avoidance of doubt, any intellectual property independently created by the Company and/or the relevant Company’s Personnel as part of the Services will remain vested in the Company.

11.          NOTICES

Notices by either Party must be given by letter or by fax message addressed to the other Party at its registered office for the time being or its last known

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address (as the case may be) and such notice shall be deemed to have been given at the time at which the letter or fax message would be delivered in the ordinary course of post or transmission as the case may be.

12.          MISCELLANEOUS

12.1         No Party shall assign, transfer, sub-contract or in any other manner make over to any third party the rights and/ or obligations under this Agreement without the prior written approval of the other.

12.2         If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect, the remaining provisions hereof shall in no way be affected or impaired thereby.

12.3         This Agreement sets forth the entire understanding and agreement between the Parties with respect to the subject matter herein, and supersedes and cancels any prior or otherwise oral or written, expressed or implied agreements, warranties or representations, if any, between the parties hereto. No Party shall make any amendment or modification to the terms of this Agreement unless the same is in writing and signed by the other Party.

13.          GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereto hereby submit to the non-exclusive jurisdiction of the Hong Kong Courts.

IN WITNESS WHEREOF this Agreement was executed by the parties hereto on the day and year first above written.

SIGNED BY	)
)
)
for and on behalf of	)
Melco Services Limited	)

SIGNED BY	)
)
)
for and on behalf of	)
Elixir Gaming Technologies, Inc	)

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SCHEDULE A

SERVICES FEE

A sum of HK$ 120,000 on a quarterly basis (during the Initial Period)

Underlying cost :

It is estimated to cover the cost of the Company in relation to an Internal Audit Associate Director or his equivalent, who will be responsible for the provision of the Services which is estimated to occupy 60% of his workload.

SCHEDULE B

SCOPE OF SERVICES

Internal Audit

The Company will provide the following services to the Recipient:

•      To report to the Recipient’s Audit Committee on internal audit matters and SOX compliance issues; and

•      To conduct risk assessment and internal control reviews of the Recipient’s business processes with the support of the Recipient’s internal audit team setup in the Philippines.  The reviews are to be conducted with reference to the Internal Audit Charter of EGT and the annual audit schedule approved by the Audit Committee of EGT.

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SERVICES AGREEMENT

This AGREEMENT is dated 18th May 2009 and made

BETWEEN :

1.         Melco Services Limited, a company incorporated in the British Virgin Islands with registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands and correspondence address at 38th Floor, The Centrium, 60 Wyndham Street, Central, Hong Kong (the “Company”); and

2.         Elixir Gaming Technologies, Inc, a company incorporated in the United States with registered office at 6650 Via Austi Parkway Suite 170, Las Vegas, Nevada 89119, the United States and with its principal business address at Unit 2B, 29th Floor The Centrium, 60 Wyndham Street, Central, Hong Kong and listed on the NYSE Amex  (as hereinafter defined) (the “Recipient” or “EGT”).

(collectively the “Parties” and individually the “Party”)

WHEREAS : -

(A)          The Company is a wholly-owned subsidiary of Melco International Development Limited (“MIDL”), a company listed on the Stock Exchange (as hereinafter defined) and an indirect shareholder of the Recipient.

(B)           The Recipient has agreed to appoint the Company and the Company has agreed to provide to the Recipient together with its subsidiaries (collectively the “Group”) the Services regarding information technology and human resources support on the terms and conditions set out herein.

NOW IT IS HEREBY AGREED as follows:

1.             DEFINITIONS

1.1.          In this Agreement, the following words and expressions shall, except so far as the context otherwise requires, have the following meanings:

“Business Day”	means a day on which banks are open for general banking transactions in Hong Kong (excluding Saturdays, Sundays and public holidays).

“Company’s Personnel”	means the employee(s) of the Company.

“Effective Date”	means the date of this Agreement.

“Hong Kong”	means the Hong Kong Special Administrative Region of the People’s Republic of China.

“Initial Period”	means the period commencing from the Effective Date to 31 March 2010.

“Listing Rules”	means the Rules Governing the Listing of Securities on the Stock Exchange.

“NYSE Amex”	means New York Stock Exchange.

“Securities Act”	means the Securities Act of 1933, and the Securities Exchange Act of 1934 under the U.S. Securities and Exchange Commission.

“Services”	means the services described in Schedule B.

“Services Fee”	means the services fee referred to in Clause 6 and Schedule A.

“Services Period”	means the Initial Period and any subsequent period as extended by the renewal of this Agreement pursuant to Clause 8.1.

“Stock Exchange”	means The Stock Exchange of Hong Kong Limited.

“HK$”	means Hong Kong dollars, the lawful currency of Hong Kong.

1.2           A reference to a clause or schedule is to a Clause of or Schedule to this Agreement.

1.3           The headings to Clauses and Schedules are inserted for convenience only and shall not affect the construction of this Agreement.

1.4           Words importing the singular number shall include the plural and vice versa.

2.             APPOINTMENT

2.1           The Recipient hereby appoints the Company to provide the Services to the Group for the Services Period on the terms set out herein and the Company hereby accepts the appointment and agrees during the Services Period, to render its non-exclusive services to the Group and to assume the obligations herein set forth for the remuneration herein provided.

2.2           This Agreement shall take effect as from the Effective Date, subject to and conditional upon the fulfillment of the following conditions precedent:

(a)   the due execution of this Agreement by the Parties; and

(b)   if applicable, the board of directors and/or shareholders approval of the Recipient and/or MIDL approving the terms of this Agreement and the transactions contemplated hereunder having been obtained in accordance with the requirements of the Listing Rules and/or the Securities Acts.

3.             SCOPE OF SERVICES AND RESPONSIBILITIES OF THE PARTIES

3.1           During the Services Period and subject to the terms hereof, the Company shall procure the Company’s Personnel to provide to the Group the Services as more particularly described in Schedule B hereof.

3.2           In relation to the provision of the Services, the Company shall be responsible for the salaries and other remuneration payments for engaging the Company’s Personnel. In addition, the Company must ensure the Company’s Personnel are competent and experienced in the type of work they are undertaking and possess the necessary qualifications for the purposes of or incidental to the execution of the Services.

3.3           Without prejudice to the generality of the foregoing provision in Clause 3.2, the Company shall take all reasonable steps to ensure that when performing the Services, the Company’s Personnel will:

(a)   comply with the provisions of all applicable laws, rules and regulations;

(b)   comply with the provisions of this Agreement, in particular, the confidentiality provisions under Clause 9 below; and

(c)   perform their duties with due care, skill and diligence.

3.4           For the purposes of enabling the Company and/or the Company’s Personnel to provide the Services or any part thereof,  the Recipient shall at its expense assist the Company and/or the Company’s Personnel in all aspects reasonably required by the Company and/or the relevant Company’s Personnel including (but without limitation to) assistance so as to:-

(a)           ensure the Company and/or the relevant Company’s Personnel at all reasonable times have full and safe access to the business premises of the Group and, if applicable, the relevant computer facilities of the Group; and

(b)           ensure the Company and/or the relevant Company’s Personnel are given, if applicable, such information, books and records, facilities, services and accessories as the Company and/or the relevant Company’s Personnel may reasonably require.

3.5           Before the Company and/or the relevant Company’s Personnel perform any Services hereunder, the Recipient shall be responsible for taking, and procuring the Group to take, all necessary measures against any loss of information or any other relevant computer programs or equipment including but not limited to, the carrying out of data or information backup and neither the Company nor any of the Company’s Personnel shall be held liable for any such loss.

4.             THIRD PARTY SERVICES PROVIDERS AND PROFESSIONALS

4.1           In case during the performance of the Services, it is revealed that any other services or purchases which are beyond the scope of the Services but are incidental to or related to the performance of the Services or any part thereof are reasonably required, the Company shall forthwith notify the Recipient of the said requirements and shall recommend to the Recipient for obtaining such services or making such purchases, as the case may be, from other third party services providers and/or suppliers. Upon receipt of such recommendation by the Company, the Recipient shall consider the same in good faith and shall follow such recommendation reasonably by engaging the relevant third party services providers and/or suppliers within a reasonable period of time provided that any such third party services providers and/or suppliers shall be deemed as contractors directly responsible to the Recipient and any costs and expenses for obtaining such third party services and/or such purchases shall be borne by the Recipient.

4.2           It is acknowledged by the Parties that during the course of providing the Services, the Company may, if the circumstances so reasonably require, seek opinion or advice or any information from any external financial advisors, lawyers, valuers, auctioneers or other experts or professionals provided that before engaging such third party professionals, the Company must obtain prior approval from the Recipient (such approval shall not be unreasonably withheld or delayed). Subject to the approval of the Recipient, all such third party professionals shall be deemed engaged by the Company for and on behalf of the Recipient and the costs and expenses for engaging such third party professionals shall be borne and reimbursed by the Recipient. Upon receipt of any opinion, advice or information from such third party professionals, the Company shall forthwith circulate a copy of the same to the Recipient and notwithstanding anything to the contrary contained herein, the Company and/or the Company’s Personnel shall not be held liable for any loss or damages occasioned or incurred by the Group as a result of the Company and/or the relevant Company’s Personnel so acting in accordance with such opinion, advice or information save and except for fraud, willful default or gross negligence on the part of the Company and/or the Company’s Personnel.

5.             LIABILITY

5.1           In no event shall the Company, its director and/or the Company’s Personnel, be liable for any indirect or consequential loss, damage, cost or expense of any kind whatever and however caused whether arising under contract, tort (including negligence) or statute, being loss of production, loss of or corruption to data, loss of profits or contracts, loss of operation time and/ or loss of goodwill or anticipated savings, suffered or incurred by the Group arising from performance or non-performance of the Services hereunder.

5.2            Subject to Clause 5.1 above, the Company’s entire aggregate liability to the Group or any member thereof relating to or in connection with this Agreement, regardless of the form of action, whether in contract or tort (including, in each case, negligence) strict liability or otherwise shall not exceed the amount paid by the Recipient (but excluding any reimbursement of expenses) to the Company under this Agreement.

5.3           Nothing in this Agreement shall exclude or limit liability for death or personal injury resulting from the negligence of any of the parties or its employees while acting in the course of their employment.

6.             REMUNERATION

6.1           In consideration of the Services rendered by the Company (via the Company’s Personnel) hereunder, the Recipient shall pay to the Company, the quarterly fee specified in Schedule A hereof (the “Services Fee”). The Parties acknowledge that the Services Fee is calculated on a fair and equitable basis with reference to the estimated amount of time used by the Company’s Personnel in providing the Services and the Company’s estimated costs in relation to the Company’s Personnel including without limitation, staff payroll, rental expense, overheads and disbursements. The Services Fee shall be paid every three months by the Recipient to the Company for Services rendered in the preceding quarter (provided that the first payment shall only cover the period from the Effective Date to 30 June 2009 on a pro-rata basis) by cheque issued in favour of the Company or such other means as may be agreed by the Parties within 15 Business Days upon receipt of the relevant invoice by the Company. The Company shall issue the relevant invoice every three months on or after the last calendar date of March, June, September and December during the Services Period.

6.2           For the avoidance of doubt, the following costs and expenses are excluded from the Services Fee and shall be separately borne and paid by the Recipient:

(a)   the costs and expenses for obtaining any services or making any purchases, as the case may be, from other third party services providers and/or suppliers in accordance with Clause 4.1;

(b)   the costs and expenses for engaging any third party professionals in accordance with Clause 4.2; and

(c)   the costs and expenses for any out-of-office jobs and the overseas business trips undertaken by the relevant Company’s Personnel for performance of the Services in accordance with Clause 7 below.

7.             OVERSEAS BUSINESS TRIPS

7.1           In case the Services or any part thereof are required to be performed by the Company’s Personnel outside Hong Kong, on top of the Services Fee, the

Recipient shall reimburse to the Company all out-of-pocket expenses incurred by the Company during any overseas business trips solely for the provision of the Services hereunder (provided that such business trips are approved by the Recipient in advance (such approval not to be unreasonably withheld or delayed) and provided further that the same fares and charges are not being paid or undertaken to be paid by the Recipient in advance or otherwise) against invoices submitted by the Company.

8.             TERMINATION

8.1           This Agreement shall be automatically renewed for additional one year terms upon expiry of the Initial Period and, thereafter, the relevant annual period (subject to any request for adjustment of Services Fee for the renewed period by the Company and the agreement thereto by the Parties).  Notwithstanding this, either Party shall have the right to serve to the other Party a non-renewal notice in writing at any time before expiry of the relevant annual period.

8.2           Either Party shall have the right to terminate this Agreement :

(a)           forthwith by notice in writing to the other Party in the event that the other Party is in breach of any of the terms herein, which in the case of a breach capable of remedy, shall not have been remedied by the defaulting Party within 30 days of receipt by it of notice from the aggrieved Party specifying the breach and requiring its remedy; or

(b)           at any time by at least 90 days prior written notice to the other Party without the requirement of providing any reason for the termination.

8.3           Any termination or expiration of this Agreement shall be without prejudice to any rights or liabilities of either Party to the other Party accrued at the date of termination or expiration or in respect of any breach of the other Party of any conditions herein contained or any amount owing, due or payable under this Agreement.

8.4           Any terms or conditions of this Agreement which are capable of having effect after the termination or expiration of this Agreement shall remain in full force and effect following the termination or expiration of this Agreement.

9.             CONFIDENTIALITY

9.1           The Parties acknowledge and agree that:

(a)       certain information to which the Parties will have access or which will be created as a direct result of the provision of the Services is confidential.  This information includes, but is not limited to, information relating to each Party’s operations, business, customers, trade secrets, processes, methods, plans, programmes, systems, appliances, intellectual property, apparatus, investigations and strategies, and any documents or other material or information which either Party obtains or develops during the Services Period (“Confidential Information”); and

(b)       each Party is the absolute owner of their own respective Confidential Information.

9.2           Each Party must hold the other Party’s Confidential Information on trust and use the Confidential Information only for the purposes contemplated in this Agreement. The Parties must not use, adopt, employ or be party to the use, adoption or employment of or disclose any Confidential Information to any third party (unless required by the applicable law or the Listing Rules or the Securities Acts or to officers, employees or professional advisers of the respective Party who need to know it), except in the course of providing the Services or with the other Party’s prior written consent.

9.3           In case this Agreement is terminated pursuant to Clause 8.2, each Party must deliver up to the other Party all materials comprising, embodying, including or otherwise relating to the Confidential Information of the other Party.

9.4           The provisions of this Clause 9 do not apply in respect of any information or thing:

(a)       which is public knowledge or in the public domain; or

(b)       knowledge of which was rightfully known to or in the possession or control of the receiving Party and not subject to an obligation of confidentiality on the receiving Party.

9.5           The provisions of this Clause 9 shall survive any expiration or termination of this Agreement.

10.          INTELLECTUAL PROPERTY RIGHTS

10.1         The Parties acknowledge and agree that all proprietary rights (registered or unregistered) including, but not limited to, any intellectual or industrial property rights, whether now existing or coming into existence in the future, in connection with or related in any way to this Agreement as amended or varied from time to time including, but not limited to, copyright, trademarks, character names, business names and similar industrial and intellectual property, will remain vested in their entirety in the Party that created the applicable intellectual property on creation.

10.2         For the avoidance of doubt, any intellectual property independently created by the Company and/or the relevant Company’s Personnel as part of the Services will remain vested in the Company.

11.          NOTICES

                Notices by either Party must be given by letter or by fax message addressed to the other Party at its registered office for the time being or its last known address (as the case may be) and such notice shall be deemed to have been given at the time at which the letter or fax message would be delivered in the ordinary course of post or transmission as the case may be.

12.          MISCELLANEOUS

12.1         No Party shall assign, transfer, sub-contract or in any other manner make over to any third party the rights and/ or obligations under this Agreement without the prior written approval of the other.

12.2         If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect, the remaining provisions hereof shall in no way be affected or impaired thereby.

12.3         This Agreement sets forth the entire understanding and agreement between the Parties with respect to the subject matter herein, and supersedes and cancels any prior or otherwise oral or written, expressed or implied agreements, warranties or representations, if any, between the parties hereto. No Party shall make any amendment or modification to the terms of this Agreement unless the same is in writing and signed by the other Party.

13.          GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereto hereby submit to the non-exclusive jurisdiction of the Hong Kong Courts.

IN WITNESS WHEREOF this Agreement was executed by the parties hereto on the day and year first above written.

SIGNED BY	)
)
)
for and on behalf of	)
Melco Services Limited	)

SIGNED BY	)
)
)
for and on behalf of	)
Elixir Gaming Technologies, Inc	)

SCHEDULE A

SERVICES FEE

A sum of HK$112,500 on a quarterly basis (during the Initial Period).

Breakdown :

Information Technology

It is estimated that the existing EGT IT workload requires 40% of a help-desk support engineer, 20% of a senior engineer for network and systems, and 20% of a security officer for security and compliance.

Thus, the monthly service charge for the IT related Services shall be HK$17,500.

Human Resources

It is estimated to occupy 50% of the workload of a Human Resources Manager who specializes in handling daily routine human resources issues.

Thus, the monthly service charge for the Human Resources related Services shall be HK$20,000.

Total : (HK$17,500 + HK$20,000) x 3 months = HK$112,500

SCHEDULE B

SCOPE OF SERVICES

Information Technology

The Company’s IT team will be responsible for the following :

•      handling EGT network infrastructure and its server systems; and

•      performing the network and systems management tasks in accordance with EGT IT policies and procedures.

Remarks:

•      The IT Services to be provided by the Company exclude Oracle system application support, and the Recipient shall be responsible for supporting the Oracle system by itself or through a third party.

Human Resources

The Company’s HR team will be responsible for the following :

•      providing human resources services to those EGT staff located in Hong Kong office;

•      monitoring and advising on human resources policies and practices in general;

•      upon the request of the chief executive officer of EGT, monitoring and re-designing, if necessary, the salary packages and related fringe benefits of EGT staff (subject to any necessary review or approval by EGTs Compensation Committee);

•      acting as consultant in human resources areas when requested by EGT’s Compensation Committee; and

•      standardizing and re-organizing human resources document flow and enhancing the inter-office communications between EGT’s Hong Kong and overseas offices.